UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2025

FiEE, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37649	04-2621506
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Flat A1, 29/F, Block A, TML Tower, 3 Hoi Shing Road, Tsuen Wan, N.T., Hong Kong

(Address of principal executive offices, including zip code)

852-28166813

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17-CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17-CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	FIEE	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On December 2, 2025, FiEE, Inc. (the “Company) filed a Current Report on Form 8-K (the “Initial Form 8-K”) with the U.S. Securities and Exchange Commission (the “SEC”) to report that it had completed the acquisition of (i) all of the outstanding equity interests of Houren-Geiju Kabushikikaisha, a company organized under the laws of Japan (“Houren-Geiju”), pursuant to the Share Purchase Agreement, dated November 27, 2025, by and among the Company, Yang Zhiqin, and Lin Lin and (ii) all of the assets owned by Houren-Geiju, pursuant to a Technology Transfer Agreement, dated November 27, 2025, by and between the Company and Lin Lin (collectively, the Transactions”).

The pro forma financial information included in this Amendment No. 1 to the Initial Form 8-K (this “Amendment No. 1”) has been filed with the SEC to amend and supplement the Initial Form 8-K, the purpose of which is to provide the financial statements and pro forma financial information required by Item 9.01, which are filed as exhibits hereto and are incorporated herein by reference. It does not purport to represent the actual results of operations that the Company and Houren-Geiju would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after completion of the Transactions. Except as described above, this Amendment No. 1 does not otherwise amend, modify, or update the disclosures contained in the Initial Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses or Funds Acquired

The audited financial statements of Houren-Geiju as of December 31, 2024 and for the period from October 25, 2024 (inception) to December 31, 2024 and the related notes thereto, together with the report of WWC, P.C., Houren-Geiju’s independent auditor, concerning those financial statements and related notes, and the unaudited interim condensed financial statements as of and for the nine months ended September 30, 2025 and the related notes thereto are filed as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet of the Company and Houren-Geiju as of September 30, 2025, and the unaudited pro forma condensed combined statements of operations of the Company and Houren-Geiju for the nine months ended September 30, 2025 and for the period from October 25, 2024 (inception) to December 31, 2024, including the related notes thereto, giving effect to the Transactions, are filed as Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description
23.1	Consent of WWC, P.C.
99.1	Audited Financial Statements of Houren-Geiju as of December 31, 2024 and for the period from October 25, 2024 (inception) to December 31, 2024 and the Unaudited Interim Condensed Financial Statements of Houren-Geiju as of and for the nine months ended September 30, 2025.
99.2	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2025 and the Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended September 30, 2025 and for the period from October 25, 2024 (inception) to December 31, 2024.
104	Cover Page Interactive Data (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIEE, INC.

Date: January 28, 2026	By:	/s/ Li Wai Chung
Li Wai Chung
Chief Executive Officer and President

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